UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

CROWN PROPTECH ACQUISITIONS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 29th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, par value $0.0001	CPTKW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Explanatory Note

As previously announced, on July 2, 2025, Crown PropTech Acquisitions, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), entered into a business combination agreement (the “Original Business Combination Agreement”) with Mkango Rare Earths Limited (f/k/a Lancaster Exploration Limited), a company organized under the laws of the British Virgin Islands (“MKAR”, and from and after the closing of the proposed Business Combination described herein, “PubCo”), and a direct, wholly owned subsidiary of Mkango Magnetic Materials Limited (formerly Mkango Resources Ltd.), a company organized under the laws of British Columbia, Canada (“Mkango”), Mkango Polska Sp. z o.o., a company organized under the laws of Poland and a direct, wholly owned subsidiary of Mkango (“MKA Poland”), and Mkango (Cayman) Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of MKAR (“Merger Sub”).

On September 2, 2026, SPAC, MKAR, MKA Poland, and Merger Sub entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), which amended and restated in its entirety the Original Business Combination Agreement, as amended on February 13, 2026, and May 20, 2026. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

Item 8.01 Other Events.

On November 5, 2026, Mkango announced that, on November 4, 2026, the U.S. Securities and Exchange Commission (the “SEC”) declared effective the registration statement on Form F-4 (File No. 333-296089) (as amended, the “Registration Statement”) filed by MKAR and SPAC with the SEC relating to the previously announced Business Combination. The Registration Statement was originally filed on May 20, 2026.

The Registration Statement contains a proxy statement of SPAC and a prospectus of MKAR in connection with the proposed Business Combination. SPAC commenced mailing of the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) on November 5, 2026. The Registration Statement and the Proxy Statement/Prospectus provide important information about SPAC, MKAR and the Business Combination. A copy of the press release is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

All statements other than statements of historical facts contained in this Current Report, including statements regarding PubCo’s future financial position, results of operations, business strategy, and plans and objectives of their management team for future operations, are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report include, but are not limited to, statements regarding: the mailing of the Proxy Statement/Prospectus; any PIPE financing; the holding of SPAC’s extraordinary general meeting and the approval of the proposals relating to the proposed Business Combination; the expected listing of MKAR’s common shares and warrants on the Nasdaq Stock Market; the expected timing and completion of the proposed Business Combination; and the statements in the “About Mkango Magnetic Materials Limited” section of the press release attached hereto as Exhibit 99.1 regarding the development of Songwe Hill and Pulawy, their status as Strategic Projects under the European Union Critical Raw Materials Act, the Development Funding from the U.S. International Development Finance Corporation, the expansion of rare earth magnet recycling and magnet manufacturing operations in the United Kingdom, Germany and the United States, and the Remloy plant at Bitterfeld, Germany, including the complementarity of the Remloy, HyProMag and Mkango UK recycling processes. Forward-looking statements also include statements regarding the expected benefits of the proposed Business Combination. The forward-looking statements are based on the current expectations of the respective management teams of SPAC and MKAR, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s or PubCo’s securities, (ii) the risk that the proposed Business Combination may not be completed by SPAC’s business combination deadline, or at all, and the potential failure to obtain an extension of the business combination deadline if sought by SPAC or MKAR, (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the Business Combination Agreement by Mkango, the shareholders of SPAC and the TSX-V, the satisfaction of the minimum cash amount following redemptions by SPAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) market risks, including the price of rare earth materials, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the proposed Business Combination on SPAC’s or MKAR’s business relationships, performance, and business generally, (vii) the outcome of any legal proceedings that may be instituted against SPAC or PubCo related to the Business Combination Agreement or the proposed Business Combination, (viii) failure to realize the anticipated benefits of the proposed Business Combination, (ix) the inability to effect and maintain the quotation of SPAC’s securities on the OTC Markets or the inability of MKAR to meet the listing requirements of the Nasdaq Stock Market, or if listed, the inability of PubCo to maintain the listing of its securities on the Nasdaq Stock Market, (x) the risk that the price of PubCo’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which PubCo plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure, (xi) the inability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, identify and realize additional opportunities, and manage its growth and expanding operations, (xii) the risk that PubCo may not be able to successfully develop its assets, (xiii) the risk that PubCo will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, (xiv) the potential for geopolitical instability in Europe, the political and social risks of operating in Malawi or Poland, and geopolitical impacts on markets and tariffs, (xv) operational hazards and risks that PubCo could face, and (xvi) the risk that additional financing in connection with the proposed Business Combination may not be raised on favorable terms, in a sufficient amount to satisfy the minimum cash amount condition to the Business Combination Agreement, or at all. The foregoing list is not exhaustive, and there may be additional risks that SPAC or MKAR presently do not know or that they currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this Current Report and the other risks and uncertainties described in SPAC’s filings with the SEC, the risks described in the Proxy Statement/Prospectus, and those discussed and identified in filings made with the SEC by SPAC and PubCo, from time to time. SPAC and MKAR caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this Current Report speak only as of the date of this Current Report. None of SPAC or MKAR undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that SPAC or MKAR will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed Business Combination, in SPAC’s or PubCo’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

Additional Information and Where to Find It

In connection with the proposed Business Combination, MKAR and SPAC filed the Registration Statement with the SEC, which was declared effective by the SEC on November 4, 2026, and which includes the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been mailed to SPAC shareholders of record as of October 30, 2026, the record date established for voting on the proposed Business Combination, in connection with SPAC’s solicitation of proxies for the vote by SPAC’s shareholders in connection with the Business Combination and other matters described in the Proxy Statement/Prospectus. This communication is not a substitute for the Proxy Statement/Prospectus or any other document that SPAC has sent to its shareholders in connection with the Business Combination.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS AND, IN EACH CASE, ANY AMENDMENTS THERETO FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION, RELATED TRANSACTIONS AND THE PARTIES TO THE BUSINESS COMBINATION. Copies of the documents, when available, may be accessed without charge at the SEC’s website at www.sec.gov and under Mkango’s profile on SEDAR+ at www.sedarplus.ca/landingpage/ or by accessing the SEDAR+ filings through Mkango’s website at www.mkango.ca. In addition, the documents filed by SPAC may be obtained free of charge by directing a request to SPAC c/o Michael Minnick, Chief Executive Officer, 40 West 57th Street, 29th Floor, New York, NY, or by telephone at (212) 796-4796.

Participants in the Solicitation

MKAR and SPAC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SPAC’s shareholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of SPAC’s directors and officers in the Proxy Statement/Prospectus. To the extent the security holdings of SPAC’s directors and officers have changed since the amounts described in the Proxy Statement/Prospectus, such changes have been reflected in subsequent SEC filings. Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the proposed Business Combination, and concerning the interests of MKAR’s and SPAC’s participants in the solicitation, which may, in some cases, be different from those of their respective equity holders generally, is set forth in the Proxy Statement/Prospectus and other relevant materials to be filed or furnished with the SEC in connection with the proposed Business Combination. These materials can be obtained free of charge from the sources indicated above.

If you have any questions or need assistance voting your shares in connection with the proposed Business Combination, please contact Sodali & Co., SPAC’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CPTK.info@investor.sodali.com.

No Offer or Solicitation

This communication is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or exemptions therefrom. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release dated November 5, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN PROPTECH ACQUISITIONS

Date: November 6, 2026	By:	/s/ Michael Minnick
		Name:	Michael Minnick
		Title:	Chief Executive Officer

5